                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                                         Information

Name:                                 BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                              500 Crescent Court, Suite 230, Dallas,
                                      Texas 75201

Designated Filer:                     Becker Drapkin Management, L.P.

Date of Event Requiring Statement     March 7, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading     Response Genetics, Inc. [RGDX]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting Person

Signature:                            By:    Becker Drapkin Management, L.P.
                                      Its:   General Partner

                                      By:    BC Advisors, LLC
                                      Its:   General Partner

                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

2.      BECKER DRAPKIN PARTNERS, L.P.

                Item                                         Information

Name:                                 BECKER DRAPKIN PARTNERS, L.P.

Address:                              500 Crescent Court, Suite 230, Dallas,
                                      Texas 75201

Designated Filer:                     Becker Drapkin Management, L.P.

Date of Event Requiring Statement     March 7, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading     Response Genetics, Inc. [RGDX]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting Person

Signature:                            By:    Becker Drapkin Management, L.P.
                                      Its:   General Partner

                                      By:    BC Advisors, LLC
                                      Its:   General Partner

                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

3.      BC ADVISORS, LLC

                Item                                         Information

Name:                                 BC ADVISORS, LLC

Address:                              500 Crescent Court, Suite 230, Dallas,
                                      Texas 75201

Designated Filer:                     Becker Drapkin Management, L.P.

Date of Event Requiring Statement     March 7, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading     Response Genetics, Inc. [RGDX]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting Person

Signature:
                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

4.      STEVEN R. BECKER

               Item                                          Information

Name:                                 STEVEN R. BECKER

Address:                              500 Crescent Court, Suite 230, Dallas,
                                      Texas 75201

Designated Filer:                     Becker Drapkin Management, L.P.

Date of Event Requiring Statement     March 7, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading     Response Genetics, Inc. [RGDX]
Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting Person

Signature:
                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

5.      MATTHEW A. DRAPKIN

               Item                                          Information

Name:                                 MATTHEW A. DRAPKIN

Address:                              500 Crescent Court, Suite 230, Dallas,
                                      Texas 75201

Designated Filer:                     Becker Drapkin Management, L.P.

Date of Event Requiring Statement     March 7, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading     Response Genetics, Inc. [RGDX]
Symbol:

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting Person

Signature:
                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012